SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report—March 21, 2003

NSD BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22124	25-1616814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5004 McKnight Road Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(412) 231-6900

N/A

(Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.

Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

Not Applicable.

Item 3.    Bankruptcy or Receivership.

Not Applicable.

Item 4.    Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5.    Other Events.

Effective as of December 12, 2002, NSD Bancorp, Inc. and NorthSide Bank entered into Change of Control Agreements with Lloyd Gibson and James P. Radick. Copies of the agreements are furnished as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 6.    Resignations of Registrant’s Directors.

Not Applicable.

Item 7.    Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

10.1	Change of Control Agreement by and among NSD Bancorp, Inc., NorthSide Bank, and Lloyd G. Gibson.

10.2	Change of Control Agreement by and among NSD Bancorp, Inc., NorthSide Bank, and James P. Radick.

Item 8.    Change in Fiscal Year.

Not Applicable.

Item 9.    Regulation FD Disclosure.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSD BANCORP, INC. (Registrant)

Dated: March 21, 2003	/s/ Lloyd G. Gibson
Lloyd G. Gibson, President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit

10.1	Change of Control Agreement by and among NSD Bancorp, Inc., NorthSide Bank, and Lloyd G. Gibson.

10.2	Change of Control Agreement by and among NSD Bancorp, Inc., NorthSide Bank, and James P. Radick.